UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

CLIMATE REAL IMPACT SOLUTIONS II ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39944	85-4141622
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Carnegie Center, Suite 150 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 847-0360

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one redeemable warrant	CLIM.U	New York Stock Exchange
Shares of Class A common stock included as part of the units	CLIM	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CLIM WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statement or Related Audit Report or Completed Interim Review.

As a result of changes to industry practice and new consensus in the accounting profession, the management of Climate Real Impact Solutions II Acquisition Corporation (the “Company”) has reevaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering (the “IPO”) on January 29, 2021. Historically, a portion of the Public Shares was classified as permanent equity to maintain stockholders’ equity greater than $5 million on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated certificate of incorporation (the “Charter”). Pursuant to such reevaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of the Public Shares as temporary equity regardless of the minimum net tangible assets redemption limitation contained in the Charter.

Therefore, on December 8, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that its previously issued (i) audited balance sheet as of January 29, 2021, as filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) on January 29, 2021 (the “Affected Initial Balance Sheet”); (ii) unaudited interim financial statements as of and for the quarterly period ended March 31, 2021 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021; (iii) unaudited interim financial statements as of and for the three and six months ended June 30, 2021 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 12, 2021; and (iv) unaudited interim financial statements as of and for the three and nine months ended September 30, 2021 included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 15, 2021 (items (ii), (iii) and (iv) collectively, the “Affected Quarterly Periods” and, together with the Affected Initial Balance Sheet, the “Affected Periods”), should be restated to report all Public Shares as temporary equity and should no longer be relied upon.

As such, the Company will restate its financial statements for (i) the Affected Quarterly Periods in an amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021 (the “Q3 Form 10-Q/A”) and (ii) the Affected Initial Balance Sheet in an amended Current Report on Form 8-K/A.

In connection with the restatement, as is customary under industry accounting and corporate governance practices when an issuer concludes its financial statements should be restated, management has reevaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of September 30, 2021. The Company’s management has concluded that, solely as a result of the restatements described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, for the periods covered by the Affected Periods. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Q3 Form 10-Q/A.

The Company does not expect that any of the above changes will have any impact on the Company’s cash position and cash held in the trust account established in connection with the IPO (the “Trust Account”).

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements, the Company’s cash position and cash held in the Trust Account, and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K. Forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially, many of which are beyond the control of the Company. Such risks include, without limitation, those set forth in the Risk Factors section of the Company’s final prospectus filed in connection with the IPO with the SEC on January 27, 2021, as may be amended, supplemented, or superseded from time to time by other reports the Company files with the SEC, including its Quarterly Reports on Form 10-Q. Except as may be required by law, the Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2021

CLIMATE REAL IMPACT SOLUTIONS II ACQUISITION CORPORATION

By:	/s/ John A. Cavalier
Name:	John A. Cavalier
Title:	Chief Financial Officer